UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 3, 2019

ARCIMOTO, INC.

(Exact name of registrant as specified in its charter)

Oregon

(State or other jurisdiction of incorporation)

001-38213	26-1449404
(Commission File Number)	(IRS Employer
Identification No.)

2034 West 2nd Avenue, Eugene, OR 97402

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (541) 683-6293

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, no par value	FUV	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 3, 2019, Arcimoto, Inc. (the “Company”) entered into Securities Purchase Agreements with certain institutional investors pursuant to which the Company agreed to issue in a registered direct offering an aggregate of 1,044,444 shares of the Company’s common stock, no par value per share, at a purchase price per share of $2.25 for an aggregate gross proceeds of approximately $2.35 million, and in a concurrent private placement, agreed to issue to the investors warrants (“Warrants”) to purchase up to 1,044,444 shares of common stock at an exercise price per share of $2.83 per share (collectively, the “Offerings”).

The Warrants will be exercisable six months after the date of issuance, will expire five and one-half years from the date of issuance, and are subject to customary adjustments. The Warrants and the shares of common stock issuable upon exercise of the Warrants have not been registered with the Securities and Exchange Commission (the “Commission”).

The Company intends to use the net proceeds from the Offerings for general corporate purposes, including to cover the Company’s operating expenses and inventory.

The Company entered into a Placement Agency Agreement dated October 3, 2019, with Placement Agent, H.C. Wainwright & Co., LLC, to act as its exclusive agent for the Offerings. Pursuant to the Placement Agency Agreement, the Company agreed to pay the Placement Agent a cash fee equal to 7.5% of the gross proceeds received by the Company in the Offerings, totaling approximately $176,250. The Company also has agreed to pay the Placement Agent $15,000 for non-accountable expenses.

The Company offered the shares in the registered direct offering pursuant to the Company’s registration statement on Form S-3 (File No. 333-227683) filed with the Commission and declared effective by the Commission on October 17, 2018. A prospectus supplement relating to the shares of common stock offered pursuant to the registered direct offering was filed with the Commission on October 4, 2019 (the “Prospectus Supplement”).

The issuance and sale of the Warrants pursuant to the Purchase Agreement and the issuance and sale of the shares of common stock issuable upon exercise of the Warrants are not being registered under the Securities Act of 1933, as amended, are not being offered pursuant to the registration statement and are being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder.

Nelson Mullins Riley & Scarborough LLP, counsel to the Company, has issued a legal opinion with respect to the legality of the issuance and sale of the shares contemplated in the registered direct offering (the “Legal Opinion”). A copy of the Legal Opinion, and the consent included therein, is attached to this Current Report on Form 8-K as Exhibit 5.1.

The Purchase Agreement includes customary representations, warranties and covenants by the Company. The foregoing descriptions of, the Placement Agency Agreement, the Warrant, the Legal Opinion and the Securities Purchase Agreement are qualified by reference to the full text of such agreements which are attached to this report on Form 8-K as Exhibits 1.1, 4.1, 5.1 and 10.1, respectively, and are incorporated herein by reference in their entirety.

This report does not constitute an offer to sell or the solicitation of an offer to buy, and these securities cannot be sold in any state or jurisdiction in which this offer, solicitation, or sale would unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. Any offer will be made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement.

Item 3.02. Unregistered Sales of Equity Securities.

The information related to the private placement of the Warrants under Item 1.01 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 3.02.

Item 7.01 Regulation FD Disclosure.

On October 4, 2019, the Company issued a press release announcing the Offerings. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1 attached hereto, shall be deemed “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-looking Statements:

Except for historical information, all of the statements, expectations, and assumptions contained in the press release are forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding the closing of the Offerings, the potential gross proceeds from the Offerings and the intended use of proceeds from the Offerings, as well as statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and are likely to, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors discussed from time to time in documents which we file with the Commission. Any forward-looking statements speak only as of the date on which they are made, and except as may be required under applicable securities laws, we do not undertake any obligation to update any forward-looking statements.

Item 9.01. Exhibits.

(d)	Exhibits

Exhibit No.	Description
1.1	Form of Placement Agency Agreement, dated October 3, 2019, between the Company and Placement Agent
4.1	Form of Warrant to Purchase Shares of Common Stock
5.1	Legal Opinion of Nelson Mullins Riley & Scarborough LLP (NMRS)
10.1	Form of Securities Purchase Agreement, dated as of October 3, 2019, by and between the Company and prospective purchasers
23.1	Consent of NMRS (included in Exhibit 5.1)
99.1	Press Release dated October 4, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCIMOTO, INC.

Date: October 4, 2019	By:	/s/ Douglas M. Campoli
Douglas M. Campoli Chief Financial Officer

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